Exhibit 10.02

LEASE

Between

LUDIN PIERRE,

as landlord

and

INFE-HUMAN RESOURCES - UNITY, INC.,

as tenant

Dated as of June 1, 2006

 TABLE OF CONTENTS

1.

PARTIES

2.

PREMISES

3.

USE

-l-

a.

Permitted Use

-l-

b.

Uses Prohibited

c.

Compliance with Law

d.

Compliance with Americans with Disabilities Act ("ADA")

e.

Hazardous Materials

f.

Floor Loads

4.

CONSTRUCTION OF TENANT IMPROVEMENTS

a.

Commencement Date

b.

Construction of Tenant Improvements

5.

TERM

6.

END OF TERM

7.

RENT

a.

Base Rent

b.

Additional Rent

(i)

Tenant Electric

(ii)

Increases in Operating Expenses

(iii)

Taxes and Insurance

(iv)

Common Area Maintenance and Other Costs

c.

Calculation of Tenant's Proportionate Share

d.

Billing Statements

e.

Late Charge

8.

UTILITIES

9.

PERSONAL PROPERTY TAXES

10.

TENANT REPAIRS AND ALTERATIONS

a.

Repairs

b.

Alterations

c.

Security Deposit

8-

11.

INDEMNITY

12.

INSURANCE

13.

SUBROGATION

10-

14.

LANDLORD REPAIRS

15.

COMMON AREAS

16.

LIMITED LIABILITY

17.

ASSIGNMENT AND SUBLETTING

18.

DAMAGE BY CASUALTY

19.

EMINENT DOMAIN AND CONDEMNATION

20.

ENTRY BY LANDLORD

21.

DEFAULT BY TENANT

a.

Event of Default Defined

b.

Remedies

22.

DEFAULT BY LANDLORD

23.

SUBORDINATION AND ATTORNMENT

24.

BROKERS

25.

NOTICE

26.

ESTOPPEL STATEMENT

27.

RULES AND REGULATIONS

28.

GENERAL PROVISIONS

29.

ADDITIONAL PROVISIONS

a.

Right to Extend

b.

Right of First Refusal to Expand

EXHIBIT A

Description of the Premises

EXHIBIT B

Tenant's Work

EXHIBIT C

Rent Schedule

EXHIBIT D

Rules and Regulations

LEASE

1.

PARTIES.

This Lease, dated as of this day of June 1, 2006 (as may be further amended and restated from time to time, the "Lease"), is entered into between Ludin Pierre and Marie T. Pierre, as landlord (together with his permitted successors and assigns, "Landlord"), whose address is 1405 Clinton Ave., Irvington, NJ 07111, and Infe-Human Resources - Unity, Inc., as tenant (together with its successors and assigns, "Tenant"), whose address is 67 Wall Street, 22nd Floor, New York, New York 10005.

2.

PREMISES.

Landlord leases to Tenant and Tenant leases from Landlord the space (the "Premises")

shown on Exhibit A attached hereto and located on ___ floors of the building located at 1405 Clinton Ave., Irvington, NJ 07111 (the "Development").  The Premises contain ________ rentable square feet of space.  Tenant shall also have the right to use all common areas in the Development in accordance with Section 15 hereof.

3.

USE.

1.

Permitted Use.  Tenant shall use the Premises for offices and shall not use or permit the Premises to be used for any other purpose without the prior written consent of Landlord, which consent shall not be unreasonably withheld.

2.

Uses Prohibited.  Tenant shall not do anything which will increase the existing rate of any insurance upon the Development, or cause a cancellation of such insurance.  Landlord agrees to notify Tenant of any action on Tenant's part that shall cause an increase in or cancellation of insurance and allow Tenant 30 days to correct such action.  Tenant shall not do anything which will interfere with other tenants at the Development.  Tenant shall not commit any waste upon the Premises or the Development.  Tenant shall not use the Premises for any improper, immoral, unlawful or objectionable purpose.  Tenant shall not permit any nuisance about the Premises or the Development.  Landlord shall notify Tenant promptly after obtaining knowledge of any actions by Tenant prohibited by this paragraph.

3.

Compliance with Law.  Tenant shall comply with all laws, statutes, ordinances and governmental rules, regulations or requirements, including but not limited to any laws specifically referred to in this Lease, now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar bodies now or hereafter constituted relating to the Premises.  Compliance by Tenant which this paragraph shall be limited to those rules, regulations and statutes applicable to the occupancy of the premises by the Tenant.  Otherwise Landlord shall assume responsibility for complying with requirements of law or governmental authorities applicable to the Development.  Any legal requirement for structural repairs in the Premises or Development (including but not limited to sprinkler systems) shall be complied with by the Landlord unless the condition necessitating same was cause by Tenant.  The judgment of any court of competent jurisdiction or the admission of Tenant in any action against Tenant whether Landlord be a party thereto or not, that tenant has violated any such law, statute, ordinance, rule regulation or requirement, shall be conclusive of that fact as between Landlord and Tenant.  Nothing herein shall require Tenant to make structural repairs or alterations unless caused by Tenant's negligent use of the Premises.

4.

Compliance with Americans with Disabilities Act ("ADA").  During the term of this Lease, Tenant shall comply at Tenant's sole cost and expense with all provisions of the ADA as they apply to Tenant's use and occupancy of the Premises and the operation of Tenant's business therein and shall be fully responsible for any modifications or alterations to the Premises or the common areas of the Development necessary to meet requirements of the ADA which have become applicable to the Premises or the Development as a result of Tenant's operation of its business within the Premises.  Tenant agrees that all constructions work undertaken by Tenant on the Premises complies with all provisions of the ADA.

5.

Hazardous Materials.  Tenant agrees not to store any "hazardous materials" or "hazardous substances", as such items are defined under applicable state or federal environmental laws, upon the Premises and agrees not to release or discard any hazardous materials on the Premises or Development.  Tenant shall indemnify, defend (with counsel reasonably acceptable to Landlord) and hold Landlord and its officers, employees and agents harmless from and against any claims, judgments, damages, penalties, fines, costs, liabilities (including sums paid in settlement of claims) or expenses (including reasonable attorney's fees and the fees of consultants and experts selected by Tenant) which arise during or after the Term in connection with the presence or suspected presence of hazardous materials in the Premises, the Development, the soil under the Development or the ground water or soil vapor on or under the Development as the result of the actions of Tenant or its officers, employees or agents.  Without limiting the generality of the foregoing, the indemnification provided for herein shall specifically cover costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of the presence or suspected presence of hazardous materials in the Premises, the Development, the soil under the Development or the ground water or soil vapor on or under the Development.

6.

Floor Loads.  Tenant shall not place a load upon the Premises exceeding the floor load per square foot area which it was designed to carry, which information shall be provided by Landlord.  Landlord reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment.  Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance.  No heavy machinery, in excess of four hundred (400) pounds, shall be permitted. No more than four (4) people shall occupy any office room.

4.

CONSTRUCTION OF TENANT IMPROVEMENTS

1.

Commencement Date.  The "Commencement Date" of this Lease shall be June 1, 2006.  Tenant may occupy the Premises, and/or Tenant may begin construction on the Tenant Improvements on or after the Commencement Date.

2.

Construction of Tenant Improvements.  Tenant may proceed to complete Tenant Improvements on the Premises in accordance with the work shown on Exhibit B attached hereto ("Tenant's Work") with such minor variations as Landlord may deem advisable, so long as such variations will not materially interfere with Tenant's normal use of the Premises.  Tenant shall be responsible for the cost, planning and the construction of the Tenant improvements (the "Tenant Improvements").

5.

TERM.

This Lease shall have a primary term of three (3) years commencing on the Commencement Date (the "Primary Term").  Upon Lessee's exercise of its first Renewal Option as set forth in Section 29, the term of this Lease shall be extended for a period one (1) years (a "Renewal Term") commencing on the first day following the last day of the Primary Term and ending at 11:59 p.m. on the day preceding the third (3rd) anniversary of the commencement of such Renewal Term, unless sooner terminated as hereinafter provided.  The first full monthly installment of Rent shall be due on June 1, 2006 (the "Rent Commencement Date"), except as provided in paragraph 7, and after the expiration of the number of years of the term, the term shall be extended to the last day of the month preceding the same month in which the Commencement Date of the term occurred, it being the intention of the parties that the term expire on the last day of a month. Tenant shall have a maximum of three (3) Renewal Terms (of one (1) year each).

6.

END OF TERM.

1.

Upon the expiration or earlier termination of the Term of this Lease, Tenant shall surrender the Premises to Landlord in the same condition and suitable for the same use in which the Premises was originally received from Landlord except as repaired, rebuilt or altered as required or permitted by this Lease (or, in the case of termination pursuant to Section 19, as condemned), and shall surrender all keys to the Premises to Landlord at the place then fixed for notices to Landlord and shall inform Tenant of all combinations on locks, safes and vaults, if any.  Except as otherwise provided herein, Tenant shall at such time remove all of its property (including Tenant's trade fixtures) therefrom and all alterations and improvements placed thereon by Tenant and not consented to by Landlord, if so requested by Landlord.  Tenant shall repair any damage to the Premises caused by such removal, and any and all such property not so removed when required shall, at Landlord's option, become the exclusive property of Landlord or be disposed of by Landlord, at Tenant's cost and expense, without further notice to or demand upon Tenant.  Notwithstanding the foregoing, Tenant shall have no obligation to surrender any of Tenant's trade fixtures

2.

If the Premises are not surrendered as above set forth, Tenant shall indemnify, defend and hold Landlord harmless from and against loss or liability resulting from the delay by Tenant in so surrendering Premises, including, without limitation, any claim made by any succeeding occupant founded on such delay.  Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease.  This Lease shall continue from month to month on the same terms and conditions as herein provided, unless and until either Landlord or Tenant terminates this Lease by giving the other at least (30) days written notice.  The provisions of this paragraph 6 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Lessor provided herein, at law or at equity.

3.

All property of Tenant not removed on or before the last day of the Term of this Lease shall be deemed abandoned.  Tenant hereby agrees that Landlord may remove all property of Tenant, including Tenant's trade fixtures, from the Premises upon termination of this Lease and to cause its transportation and storage, all at the sole cost and risk of Tenant and Landlord shall not be liable for damage, theft, misappropriation or loss thereof and Landlord shall not be liable in any manner in respect thereto and Landlord shall be entitled to dispose of such property, as Landlord deems fit without the requirement of an accounting.  Tenant shall pay all costs and expenses of such removal, transportation and storage.  Tenant shall reimburse Landlord upon demand for any expenses reasonably and actually incurred by Landlord with respect to removal or storage of abandoned property and with respect to restoring said Premises to good order, condition and repair.

4.

Except for surrender upon the expiration or earlier termination of the Term hereof as expressly provided herein, no surrender to Landlord of this Lease or of the Premises shall be valid or effective unless agreed to and accepted in writing by Landlord.

7.

RENT.

Tenant shall pay to Landlord, without offset, deduction, notice or demand, rent ("Rent")

for the Premises as follows:

1.

Base Rent.  Tenant shall pay the monthly sum specified in the Rent Schedule, Exhibit C ("Base Rent"), in advance on or before the first day of each and every calendar month during the term hereof, provided, however, that Base Rent shall not be due from Tenant for the first four months of the Primary Base Term, provided, further, however that the fifth month's Base Rent shall be paid upon the execution of this Lease by Tenant.  Rent shall be paid to Landlord in lawful money of the United States of America at the address of Landlord set forth in Section 1 hereof, or such place as Landlord may from time to time designate in writing.

2.

Additional Rent.  In addition to paying Base Rent, Tenant shall pay to Landlord various sums and charges as additional rent ("Additional Rent"), such Additional Rent to include, without limitation, the following:

(1)

Utilities.  Tenant shall directly pay for all utilities for the Premises. If not separately metered, Tenant shall pay Landlord for proportionate share for all such utilities to the Premises. Tenant shall pay Landlord for proportionate share for oil fuel service to the Premises. Tenant shall pay Landlord for all electrical service to the Premises.  Tenant shall be billed for such use, based upon annual building survey of the Premises and Tenant agrees to pay each bill promptly in accordance with its terms.  Tenant Electric is estimated at $300 per month.

(2)

Increases in Operating Expenses.  For each calendar year within which falls any part of the Term, Tenant shall pay to Landlord Tenant's Proportionate Share (as defined below) of the excess, if any, in Operating Expenses for such year over the Operating Expenses for base year 2006.  Operating Expenses for 2006 shall be paid by Landlord.  Such payment shall be prorated for any partial calendar month or year during the Term.

(3)

Taxes.  Tenant shall pay to Landlord Tenant's Proportionate Share of increases of real estate taxes on the Development over the taxes and premiums paid in base year 2006.  Real estate taxes shall include special assessments.  Any tax reimbursement for any partial lease year shall be apportioned on a pro rata basis.

(4)

Common Area Maintenance and Other Costs.  Tenant shall pay to Landlord Tenant's Proportionate share of the increases of the following operating expenses (the "Operating Expenses") over base year 2006:

(1)

All costs to maintain areas used in common by the tenants of the Development.

(2)

All costs of repairing, operating and maintaining the heating, ventilating and air conditioning system for the Development.

(3)

All costs in providing services and utilities to tenants of the Development, including janitorial services, window washing and utilities not separately metered, together with the cost of replacement of electric light bulbs and fluorescent tubes and ballasts.

(4)

All costs incurred by Landlord in operating, managing and maintaining the Development, including planting and landscaping, utility systems, cleaning and sweeping, police and fire protection services, trash removal services, snow and ice removal, security systems, and supplies, but excluding structural repairs and roof repairs.  Costs incurred exclusively for the benefit of specific tenants of the Development will be billed accordingly.

(5)

Any charges resulting from statutes or regulations promulgated by any governmental authority in connection with the use or occupancy of the Premises.

3.

Calculation of Tenant's Proportionate Share.  Tenant's Proportionate Share of the cost of items referred to in Section 7 above shall be based on the percentage that the floor area of the Premises bears to the floor area of the Development.  The floor area of the Premises is one third (1/3rd) of the floor area of the Development.  Thus, Tenant shall bear 33.33% of the cost of such items.

4.

Billing Statements.  On or before January 1, 2007, Landlord shall submit to Tenant a statement of the anticipated increases of monthly costs of the items referred to in Section 7 for the following year and Tenant shall pay these costs on a monthly basis beginning with the installment of Rent due on January 1, 2007.  By April 1 of each year of the Term beginning with April 1, 2007, Landlord shall give Tenant a statement showing the total costs for such items for the prior calendar year and Tenants allocable share thereof In the event the payments which Tenant has made for the prior calendar year are less than Tenant's actual share of such costs, Tenant shall pay the difference in a lump sum within ten (10) days after receipt of such statement from Landlord.  Any overpayment by Tenant shall be credited towards the next installment of Rent.  The actual costs for the prior year shall be used for purposes of calculating the anticipated monthly costs for the then current year.  Even though its term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's share of costs for the year in which this Lease terminates, Tenant shall immediately pay any increase due over the estimated costs previously paid and, conversely, any overpayment made shall be immediately rebated by Landlord to Tenant.

Landlord agrees that all records dealing with rent and additional rent including charges for electricity, Operating Expenses, taxes and insurance, maintenance and repairs shall be maintained in accordance with generally accepted accounting principles and certified annually by a general partner or chief financial officer of Landlord.  Tenant shall have the opportunity to review Landlord's records and compilation of expenses at a mutually convenient time.  If Tenant disagrees with Landlord's certification, the area of disagreement shall be reviewed by a mutually agreed upon independent certified public accountant whose determination shall be binding and whose fees and expenses shall be paid by Tenant unless the figures determined by such accountant are more than 2% lower than Landlord's figures, in which case Landlord shall pay such fees and expenses.

5.

Late Charge.  Tenant hereby acknowledges that late payment by Tenant to Landlord of Rent, Additional Rent or other sums due hereunder will cause Landlord to incur costs the amount of which will be difficult to ascertain.  Such costs include, but are not limited to, processing and accounting charges, attorneys' fees, and late charges which may be imposed upon Landlord by terms of any mortgage or trust deed encumbering the Development.  Accordingly, if any installment of Rent, Additional Rent or any sum due from Tenant shall not be received by Landlord within five (5) business days after said amount is due, Tenant shall pay to Landlord on demand a late charge of ten percent (10%) of such overdue amount.  Any Rent, Additional Rent or sums due from Tenant which are more than one month delinquent shall bear interest at the rate of eighteen percent (18%) per annum from the due date.  Tenant shall pay on demand Fifty Dollars ($50.00) for any check returned for insufficient funds.  All such charges shall also be Rent hereunder.

8.

UTILITIES.

Tenant shall pay for all increases of water, gas, power, sewer charges and all other services including janitorial services and utilities supplied to the Premises over the base year of 2006, together with any taxes thereon.  If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion of all charges jointly metered with other space in the Development.

9.

PERSONAL PROPERTY TAXES.

Tenant shall pay before delinquency any taxes upon Tenant's leasehold improvements, equipment, furniture, fixtures, and any other personal property located in the Premises.  In the event any such personal property shall be assessed and taxed with the real property, Tenant shall pay to Landlord its share of such taxes within ten (10) days after delivery to Tenant of a statement in writing setting forth the amount of such taxes applicable to Tenant's personal property.

10.

TENANT REPAIRS AND ALTERATIONS.

1.

Repairs.  Tenant agrees to keep the Premises and every part thereof in good condition and repair.  Tenant shall, upon the expiration or sooner termination of this Lease, surrender the Premises to Landlord in good condition, broom clean, ordinary wear and tear excepted.  Tenant shall not be obligated to make structural repairs or repairs necessitated by f ire or other casualty.  Notwithstanding the foregoing, all damage or injury to the Premises or to any other part of the Development caused by carelessness, omission, neglect or improper conduct of Tenant, its employees, agents, subtenants, assignees or invitees shall be repaired promptly by Tenant at its sole cost and expense, to the satisfaction of Landlord reasonably exercised.  All decals and signage shall be removed from windows at the termination of the Lease.

2.

Alterations.  Tenant shall not make any alterations, additions or improvements to the Premises, except as provided in this Lease, or change locks on exterior doors, or change any plumbing or wiring without the prior written consent of Landlord.  Plans and specifications for such work shall be approved in advance by Landlord.  No fixtures shall be removed from the Premises without the prior written consent of Landlord.  Such consent or approval of Landlord shall not be unreasonably withheld.  Tenant shall keep posted on the Premises, and shall personally serve upon contractors and subcontractors, a notice stating that Landlord's interest in the Development shall not be subject to any lien for Tenant's work.  Tenant shall provide Landlord with certificates stating that all contractors and subcontractors have adequate worker's compensation insurance and builder's risk insurance satisfactory to Landlord.  Any such work including wall covering, paneling and built-in cabinet work, but excepting movable furniture and trade fixtures, shall at once become a part of the realty and belong to Landlord and shall be surrendered with the Premises.  Upon the expiration of the term hereof, Tenant shall, upon written demand by Landlord, at Tenant's sole cost and expense, remove any alterations, additions, or improvements made by Tenant, designated by Landlord to be removed, and Tenant shall, at its sole cost and expense, repair any damage to the Premises caused by such removal.

3.

Security Deposit. Simultaneously with the execution and delivery of this Lease, Tenant shall deposit with Landlord the sum of Seven Thousand Five Hundred Dollars ($7500), in cash or certified funds (the “Security”), representing security for the performance by Tenant of the covenants and obligations hereunder.  The Security shall be held by Landlord, without interest, in favor of Tenant; provided, however, that no trust relationship shall be deemed created thereby; the Security may be commingled with other assets of Landlord; and Landlord shall not be required to pay any interest on the Security.  If Tenant defaults in the performance of any of its covenants hereunder, Landlord may, without notice to Tenant, apply all or any part of the Security to the cure of such default or the payment of any Rent then due from Tenant under this Lease (including, but not limited to, amounts due under this Lease as a consequence of termination of this Lease or Tenant’s right to possession), in addition to any other remedies available to Landlord.  In the event the Security is so applied, Tenant shall, upon demand, immediately deposit with Landlord or Agent a sum equal to the amount so used.  If Tenant fully and faithfully complies with all the covenants and obligations hereunder, the Security (or any balance thereof) shall be returned to Tenant within 30 days after the last to occur of (i) the date the Term expires or terminates, or (ii) delivery to Landlord of possession of the Premises in accordance with the terms of this Lease.  Landlord may deliver the Security to any lender with a mortgage lien encumbering the Property or to any successor landlord, and thereupon Landlord shall be discharged from any further liability with respect to the Security.

11.

INDEMNITY.

Tenant shall indemnify and hold harmless Landlord against and from any and all claims arising from Tenant's wrongful use of the Premises, the conduct of its business or any claim arising from any breach or default on Tenant's part under the terms of this Lease, or from any act or negligence of Tenant or any officer, agent, employee, guest or invitee of Tenant, and from all costs, attorneys' fees, and liabilities incurred in or about the defense of any such claim, or any action or proceeding brought thereon.  In case any action or proceeding is brought against Landlord by reason of such claim, Tenant upon notice from Landlord, shall defend the same at Tenant's expense by counsel reasonably satisfactory to Landlord.  In case any action or proceeding is brought against Landlord by reason of such claim, Landlord shall elect to either defend such claim or allow Tenant to defend same with counsel reasonably satisfactory to Landlord, in either case, the cost of such defense, including attorneys fees, shall be borne exclusively by Tenant.  Tenant assumes all risk of damage to property or injury to persons in, upon or about the Premises, from any cause other than Landlord's negligence.  Tenant waives all claims in respect thereof against Landlord.  Tenant shall give prompt notice to Landlord in case of casualty or accidents in the Premises.  The provisions of this section shall survive the expiration or termination of this Lease with respect to events that occur on or before such expiration or termination whether or not at such time a claim has been asserted or Tenant has knowledge thereof.

12.

INSURANCE.

Tenant shall, at Tenant's expense, maintain during the term of this Lease the following insurance:

Commercial General liability, covering bodily injury including injury, death and property damage, with a combined single limit coverage of not less than $1,000,000 for each occurrence, and with a maximum deductible of not more than $5,000.

Insurance required hereunder shall be in insurer companies satisfactory to Landlord.  Tenant shall deliver to Landlord certificates evidencing the existence and amounts of such insurance satisfactory to Landlord prior to occupancy of the Premises.  No policy shall be cancelable, amended or subject to reduction of coverage without thirty (30) days prior written notice to Landlord, and the certificate shall so state.  All such policies shall be written as primary policies not contributing with and not in excess of coverage which Landlord may carry.  Landlord shall be named as an additional insured on all policies required herein.

At the request of Landlord, Tenant shall promptly deliver the certificate of insurance specified above, naming any mortgagee so designated by Landlord as an additional insured.  Tenant acknowledges that Landlord is not insuring and shall not be responsible for loss or damage by any cause to Tenant's fixtures, equipment, furniture and inventory.

13.

SUBROGATION.

As long as their respective insurers so permit, Landlord and Tenant hereby mutually waive their respective rights of recovery against each other for any loss or damage to property which could be insured for fire, extended coverage or any other property insurance policies by the respective parties.  The foregoing waiver shall be in force only if both parties' insurance policies contain a clause providing that such a waiver shall not invalidate the insurance and such a policy can be obtained without additional premiums.

14.

LANDLORD REPAIRS.

Landlord shall maintain the structural portion of the building including the exterior walls and roof, unless such repairs are caused by the act or omission of any duty of Tenant, its agents, servants, employees, invitees, subtenants or assignees, or any damage caused by breaking and entering, in which case Tenant shall pay to Landlord the actual cost of such maintenance and repairs.  There shall be no abatement of rent and no liability of Landlord by reason of any injury to or interference with Tenants business arising from the making of any repairs, alterations or improvements unless such repairs cause interruption of the use of the Leased Premises, which exceeds 10 business days.

15.

COMMON AREAS.

The common and parking areas in the Development shall be at all times available for tile non-exclusive use of Tenant during the full term of this Lease.  Landlord reserves the right to change the entrances, exits, traffic lanes and the boundaries and locations of parking areas.  Landlord shall keep parking and common areas in clean and orderly condition.  All vehicles of Tenant its agents and employees, shall be parked in employee parking areas designated by Landlord.  Landlord shall not be subject to any liability and Tenant shall not be entitled to any abatement of Rent if common areas are diminished, as long as Tenant's business is not materially disrupted.

16.

LIMITED LIABILITY.

Landlord shall not be liable for any loss or damage resulting from (a) fire, explosion, falling plaster, steam, gas, electricity, water or rain, (b) the pipes, appliances or plumbing works in the Development, (c) the roof, street, subsurface, (d) any variation or interruption of utility services, (e) theft, or (f) any other cause whatsoever, unless due to the negligence or wrongful acts of Landlord.  Tenant shall look solely to the Development for the recovery of any judgment against Landlord.  Landlord and its partners shall not be personally liable for any judgment.  Furthermore, none of the partners of Landlord, either general or limited, shall be personally liable for the observance or performance of the Landlord's obligations hereunder and Tenant hereby agrees that it shall look solely to the Landlord's interest in the Development for satisfaction of any and all claims which it may have by reason of any default by Landlord hereunder.

17.

ASSIGNMENT AND SUBLETTING.

Tenant shall not assign this Lease or sublet any part of the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld.  Any attempted assignment or subletting without Landlord's prior written consent shall be wholly void and shall constitute a breach of this Lease.  Acceptance of Rent by Landlord from anyone other than Tenant shall not be construed as a release of Tenant from any obligation or liability under this Lease.  The consent of Landlord to an assignment or subletting shall not be construed to relieve Tenant (i) from obtaining the written consent of Landlord to any further assignment or subletting nor (ii) from remaining primarily liable to Landlord for the Rents and obligations set forth in this Lease.

18.

DAMAGE BY CASUALTY.

1.

Subject to Subsections hereinafter, in the event the Premises are damaged by fire or other casualty, Landlord shall repair such damage.  This Lease shall remain in full force and effect, except that Tenant shall be entitled to a proportionate reduction of Rent based upon the extent to which the Premises are not usable by Tenant.  If the damage is due to the fault or neglect of Tenant or its employees, agents, invitees, assignees or subtenants, there shall be no abatement of Rent.

2.

If the Premises are totally damaged, or if the Development is so damaged that Landlord shall decide to demolish or rebuild it, then Landlord may elect to terminate the Lease by written notice to Tenant given within sixty (60) days following such fire or other casualty.

3.

In case of any damage mentioned in this Section 18, Tenant may cancel this Lease by written notice to Landlord if Landlord has not completed the making of the required repairs or cannot complete the required repairs within nine (9) months from the date of damage, which period shall be extended by the number of days lost in the event of labor strikes, acts of God, or any other similar causes beyond the control of Landlord.

4.

In case the Development of the Premises shall be substantially damaged during the last year of the Lease term, then either Landlord or Tenant may cancel the Lease upon written notice to the other party given within sixty (60) days after such damage.

5.

Landlord shall not be required to make any repairs or replacements of any leasehold improvements, fixtures, or other personal property of Tenant.

19.

EMINENT DOMAIN AND CONDEMNATION.

1.

If such portion of the Premises as shall be reasonably required for the conduct of Tenant's business shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party hereto shall have the right, at its option, within sixty (60) days after said taking, to terminate this Lease upon thirty (30) days written notice.  In case of a taking of part of the Premises which leaves the remainder of the Premises reasonably satisfactory for the continued conduct of Tenant's business, Landlord shall restore the Premises to comparable condition, to the extent possible, and Base Rent shall be equitably reduced based on any reduction in floor area of the Premises.

2.

In the event of any taking, Landlord shall be entitled to any and all awards and/or settlements which may be given and Tenant shall have no claim against Landlord for the value of any unexpired term of this Lease.  Tenant shall have the right to claim from the condemning authority a separate award for damage to Tenant's business.

20.

ENTRY BY LANDLORD.

Landlord reserves the right to enter the Premises to inspect the same, to show the Premises to prospective purchasers, lenders or tenants, all in a manner that does not unreasonably interfere with Tenants business, to post notices or non-responsibility, to post notices of Tenant's failure to comply with this Lease, or the repair the Premises, without abatement of Rent and may for that purpose erect scaffolding and other necessary structures where reasonably required; provided that the entrance to the Premises shall not be unreasonably blocked.  Tenant hereby waives any claim for damages to Tenant's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby.  Landlord shall retain a key to the Premises, excluding Tenant's vaults, safes and files, and Landlord shall have the right to use any and all means which Landlord may deem proper to open said doors in an emergency, without any liability to Tenant except for failure to exercise due care for Tenant's Property.  Such entry to the Premises by Landlord shall not be construed to be a forcible or unlawful entry into the Premises, or an eviction of Tenant from the Premises

21.

DEFAULT BY TENANT.

1.

Event of Default Defined.  The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

(1)

The vacating or abandonment of the Premises by Tenant after the commencement of the term of this Lease.

(2)

The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of three (3) business days after written notice thereof by Landlord to Tenant.

(3)

The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease (excluding any monetary payment) to be observed or performed by Tenant, where such failure shall continue for a period of thirty (30) days after written notice by Landlord to Tenant; provided that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

(4)

The making by Tenant of any general assignment for the benefit of creditors; or the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt, or a petition of reorganization under any law relating to bankruptcy unless, in the case of a petition filed against Tenant the same is dismissed within sixty (60) days; or the appointment of a trustee or a receiver to take possession of substantially all of Tenant's assets including those assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or the attachment execution or other judicial seizure of substantially all of Tenant's assets located at the Premises, or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days

2.

Remedies.  In the event of any such default or breach by Tenant Landlord may at any time thereafter, in its sole discretion, with or without notice or demand and without limiting Landlord in the exercise of a right or remedy which Landlord may have by reason of such default or breach:

(1)

Reenter and attempt to relet or take possession pursuant to legal proceedings and remove all persons and property from the Premises.  In such event, Landlord may from time to time make such alterations and repairs as may be necessary in order to relet the Premises or any part thereof for such term (which may be for a term extending beyond the term of this Lease) and at such rental and upon such other terms and conditions as Landlord in its sole discretion may deem advisable.  Upon each such reletting, all rentals received by Landlord from such reletting shall be applied: first, to the payment of any costs and expenses of such reletting, including alterations and improvements to the Premises, brokerage fees and attorneys' fees-, second, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord; third, to the payment of Rent due and unpaid hereunder; and the residue, if any, shall be held by Landlord and applied to payment of future Rent as the same may become due and payable hereunder.  If such rentals received from such reletting during any month are less than that to be paid during that month by Tenant hereunder, Tenant shall pay any cash deficiency to Landlord.  Such deficiency shall be calculated and paid monthly.  No such reentry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction.  Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect in writing to terminate this Lease for such previous breach.  Landlord shall not be liable for any failure to relet the Premises or for any failure to collect any rent due upon such reletting provided Landlord takes reasonable steps to mitigate Tenant's losses as is required by applicable law; or

(2)

Terminate this Lease, in which case Tenant shall immediately surrender possession but shall remain liable as hereinafter provided.  In addition to any other remedies which Landlord may have, it shall have the right to recover from Tenant (a) as liquidated damages for loss of bargain, and not as a penalty, an amount equal to the aggregate amount of Rent and other charges equivalent to Rent reserved in this Lease for the remainder of the stated term, and (b) all other damages and expenses, including reasonable attorneys' fees and the cost of recovering the Premises, that Landlord has sustained because of Tenant's default which amount shall be reduced by the amount of rental received or to be received by Landlord from reletting of the Premises which Landlord shall make best efforts to do.  Tenant shall pay upon demand all Landlord's costs, charges and expenses, including fees of counsel, whether or not suit is filed, incurred in connection with the recovery under this Lease or for any relief against Tenant.

22.

DEFAULT BY LANDLORD.

Landlord shall not be in default unless Landlord fails to perform its obligations within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord;

provided that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.  Tenant shall have the right to terminate this Lease as a result of default caused by Landlord's intentional wrongdoing or gross negligence if such default is not cured in accordance with the preceding sentence.

23.

SUBORDINATION AND ATTORNMENT.

This Lease is and shall be subordinate to any mortgage or deed of trust now or hereafter placed on the Development and to any renewal, modification, consolidation, replacement or extension of such mortgage or deed of trust.  This clause shall be self-operative, and no further instrument of subordination shall be required.  Within ten (10) days after written request by Landlord, Tenant shall execute any documents which may be necessary or desirable to effectuate the subordination of this Lease.

24.

BROKERS.

Tenant and Landlord each warrant that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease.

25.

NOTICE

All notices shall be in writing, postage prepaid, return receipt requested, addressed as set forth below, or to such other place as either party may designate by notice:

To Landlord at:

Ludin Pierre

1405 Clinton Ave.,

Irvington, NJ 07111

With a copy to:

Parag P. Patel, Esq., P.C.

Attorney-At-Law

Metro Park Offices

33 Wood Avenue South, Suite 600

Post Office Box 81

Iselin, New Jersey 08830-0081

(732) 603-5245

Fax: (732) 791-4599

Email: Patellaw@Mail.Com

To Tenant: at:

Infe-Human Resources - Unity, Inc.

67 Wall Street, 22nd Floor

New York, New York 10005

With a copy to:

Legal & Compliance, L.L.C.

C/o Laura Anthony

330 Clemantis Street, Ste 217

West Palm Beach, FL 33401

Fax No. (561) 514-0832

26.

ESTOPPEL STATEMENT.

Tenant shall execute, acknowledge and deliver to Landlord a statement in writing (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect), (b) certifying that there are not, to Tenant's knowledge, any uncured defaults on the part of the Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth the date of commencement and expiration of the term hereof.  Any such statement may be relied upon by the prospective purchaser or encumbrancer of the Development.  In the event such statement is not so delivered by Tenant within 10 Business Days of receipt of written request therefor from Landlord as required herein, Landlord shall have the right to deliver such statement on behalf of Tenant and Tenant designates the Landlord as to its attorney-in-fact in providing such statement.

27.

RULES AND REGULATIONS.

Tenant shall comply with the rules and regulations attached hereto as Exhibit D and such other reasonable rules and regulations that Landlord may establish from time to time for the general benefit of Landlord and the tenants in the Development.

28.

GENERAL PROVISIONS.

1.

The waiver by Landlord of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach.  The acceptance of Rent shall not be deemed to be waiver of any default by Tenant.

2.

The headings to the section of this Lease shall have no effect upon the construction or interpretation of any part hereof

3.

Time is of the essence with respect to the obligations of this Lease.

4.

The covenants and conditions herein contained bind the heirs, successors, executors, administrators and assigns of the parties hereto.

5.

Neither Landlord or Tenant shall record this Lease, but a short form memorandum hereof may be recorded at the request of either party and at the expense of this requesting party.

6.

Upon Tenant paying the Rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet possession and enjoyment of the Premises for the entire term hereof, subject to all the provisions of this Lease.

7.

If Tenant is a corporation, each individual executing this Lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with the by laws of said corporation, and that this Lease is binding upon and enforceable against said corporation.  If Tenant is a partnership, each individual executing this lease on behalf of such partnership represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of the partnership, and that this Lease is binding upon and enforceable against the partnership.

8.

No remedy or election hereunder shall be deemed exclusive but shall, whenever possible, be cumulative with all other remedies at law or in equity.

9.

This Lease shall be governed by the laws of the State of New Jersey.

10.

In the event of any action or proceeding brought by either party against the other under this Lease, the prevailing party shall be entitled to recover court costs and attorneys' fees.

11.

In the event of any sale of the Development by Landlord, Landlord shall be relieved of all liability hereunder.  The purchaser shall be deemed to have assumed and agreed to carry out any and all of the covenants and obligations of the Landlord under this Lease.

12.

This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose.  No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest.

13.

This Lease and the obligations of the Tenant hereunder shall not be affected or impaired because the Landlord is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Landlord.

14.

Any provision of this Lease which shall prove to be invalid, void, or illegal shall in no way effect impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

15.

On request Tenant shall provide its most recent financial statement to Landlord within fifteen (15) days of request.  Landlord agrees to keep such financial statement confidential except for compliance with court orders.

IN WITNESS WHEREOF, the parties hereto have executed this lease as of the date first above written.

LANDLORD

Ludin Pierre

  By:

TENANT

INFE-HUMAN RESOURCES - UNITY, INC.

  By:

Name:

EXHIBIT A

Space currently occupied by Cosmo Temps.

First floor and part of basement directly under the space occupied by Cosmo Temps stopping at the door leading to the Boiler area, and excluding boiler area of the basement.

EXHIBIT B

Tenant's Work

[Description of Tenant's Work]

EXHIBIT C

Tenant's monthly Base Rent:

Primary Term

Year 1-3

$30,000 gross, divided by twelve

Each year shall be increased by an inflation adjustment of four percent (4%) per annum.

Renewal Term

$36,000 gross, divided by twelve

Each Renewal Term shall be increased by an inflation adjustment of four percent (4%) per annum.

EXHIBIT D

Rules and Regulations

29.

Other than a sign which Tenant may affix, at its sole cost and expense for purposes of corporate identification, which sign shall be subject to Landlord and governmental approval, no sign, picture, name, notice or other object shall be displayed or affixed on any part of the Development (including all common areas) of the Premises which is visible from outside the Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld.  Landlord shall have the right to remove any such object without notice and at the expense of Tenant.

30.

The Lease of the Premises includes ten (10) parking spaces to be assigned to Tenant, on a non-exclusive basis, based upon the rental square feet of the Premises. No vehicle shall be allowed to remain in any parking spaces for more than two (2) days.  Landlord may have unauthorized vehicles towed, and Tenant shall be responsible for any costs incurred in connection with the towing.

31.

Sidewalks, corridors, lobbies, elevators and stairways in the Development shall not be used for storage or be obstructed by bicycles or any other objects.  Tenant shall not go upon the roof of the Development or into any mechanical system.

32.

Tenant shall not alter any lock nor install any new or additional locks on any door of the Premises without written consent of Landlord, which consent shall not be unreasonably withheld.

33.

Toilets, urinals and wash bowls shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind shall be thrown therein.

34.

Tenant shall not overload the floor of the Premises or mark, glue, drive nails, screw, cut or drill into the partitions, woodwork, walls, ceilings, floors for doors or in any way deface the Premises.

35.

No furniture, freight or equipment of any kind shall be brought into the Premises without the consent of Landlord, which consent shall not be unreasonably withheld, and all moving shall be done at such time and in such manner as

Landlord may designate, so as not to interfere with other tenants.  There shall not be used in any space, or in any public halls, any hand trucks except those equipped with rubber tires and side guards.

36.

Tenant shall not use or keep any noxious gas, liquid or similar substance in the Premises, or permit the Premises to be used in a manner offensive to Landlord or other occupants of the Development by reason of noise, odors or vibrations, or interfere in any way with other tenants.  Tenant shall not discard anything outside of its entrance door or in corridors, lobbies or other common areas.

37.

Tenant shall not keep in the Premises any combustible fluid or material.

38.

Landlord will direct electricians as to where and how telephone and electrical wires are to be introduced.  No boring or cutting for wires will be allowed without the consent of Landlord, which consent shall not be unreasonably withheld.

39.

No furniture or merchandise will be received in the Development or carried up or down in the elevators except between such hours and in such elevators as shall be designated by Landlord.  Tenant shall cause its movers to use only the loading facilities and elevator designated by Landlord.  In the event Tenant's movers damage the elevator or any other part of the Development Tenant shall immediately pay to Landlord the amount required to repair damage.

40.

Tenant shall maintain the following hours of operation on the Premises: Monday through Sunday, 4:00 a.m. - 10:00 p.m. Tenant shall see that the doors of the Premises are closed and locked at all other times before leaving the Development and must observe strict care and caution that all water faucets or water apparatus are entirely shut off, and that all electricity is entirely shut off so as to prevent waste,

41.

Tenant shall not solicit any occupant of the Development and shall cooperate to prevent same.

42.

No window shades, blinds, screens or draperies will be attached or detached by Tenant without Landlord's prior consent, which consent shall not be unreasonably withheld.  Tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtains, draperies and linings at all windows so that the Development will present a uniform exterior appearance.

43.

Tenant shall furnish chair pads under all chairs or stools in the carpeted areas of the Premises.

44.

Landlord shall at all times have the right to inspect the Premises .

ACKNOWLEDGED AND APPROVED:

TENANT

INFE-HUMAN RESOURCES - UNITY, INC.

  By:

Title: